Exhibit 10.2

CONFIDENTIAL

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SETTLEMENT AND TERMINATION AGREEMENT

This SETTLEMENT AND TERMINATION AGREEMENT, (this “Termination Agreement”) is effective as of March 5, 2013 (the “Effective Date”) by and between CADENCE PHARMACEUTICALS, INC., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 12481 High Bluff Drive, Suite 200, San Diego, California 92130 (“Cadence”), and BAXTER HEALTHCARE CORPORATION, a corporation organized and existing under the laws of the State of Delaware and having its principal office at One Baxter Parkway, Deerfield, Illinois 60015 (“Baxter”). All references to “Cadence” and “Baxter” will include their respective Affiliates. Baxter and Cadence are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Cadence and Baxter are parties to that certain Amended and Restated Development and Supply Agreement dated January 28, 2011 (the “Supply Agreement”), pursuant to which Baxter agreed to provide certain development and commercial supply services to Cadence;

WHEREAS, the development and commercial supply services rendered by Baxter under the Supply Agreement are subject to that certain Quality Agreement between the Parties, dated December 18, 2007, and amended by the First Amendment, dated November 7, 2009, the Second Amendment, dated September 21, 2010 and the Third Amendment, dated February 7, 2011 (collectively, the “Quality Agreement”);

WHEREAS, the Parties now desire to, among other things, terminate the Supply Agreement and the Quality Agreement (the Supply Agreement and the Quality Agreement are collectively referred to as the “Contract Documents”) and fully and finally settle and resolve all existing and potential claims and disputes arising out of the Contract Documents;

NOW, THEREFORE, in consideration of the foregoing and the premises and conditions set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.0 DEFINITIONS

Capitalized terms and phrases used herein and not otherwise defined or modified herein below shall have the respective meanings ascribed thereto in the Supply Agreement.

CONFIDENTIAL

The term “Contract Documents” will have the meaning set forth in the Recitals.

The term “Effective Date” will have the meaning set forth in the Recitals.

The term “Cadence Documentation” will have the meaning set forth in Section 4.1.3 of this Termination Agreement.

The term “Quality Agreement” will have the meaning set forth in the Recitals.

The term “Supply Agreement” will have the meaning set forth in the Recitals.

The term “Termination Agreement” will have the meaning set forth in the first paragraph of this Termination Agreement.

The term “Valid Claim” means a claim of U.S. Patent Nos. 6,028,222 and 6,992,218, including all extensions, continuations, continuations-in-part, divisionals, reissues, or reexaminations thereof, in each case whether granted or allowed before, on, or after the Effective Date that: (i) has not been revoked, declared unenforceable or unpatentable, or held invalid by a court or other governmental agency of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, (ii) has not been admitted to be rendered invalid or unenforceable through reissue, disclaimer or otherwise, and (iii) has not been finally cancelled, withdrawn, abandoned, allowed to lapse, or rejected by any governmental agency of competent jurisdiction.

2.0 TERMINATION OF THE SUPPLY AGREEMENT

2.1 The Parties hereby mutually agree to terminate the Contract Documents as of the Effective Date and, as a result of such termination, the Parties hereby acknowledge and agree that, except as expressly provided for under this Termination Agreement, (a) their respective rights and obligations under the Contract Documents are hereby terminated as of the Effective Date, and (b) neither Party shall have any further liability to the other Party under the Contract Documents or with respect to the Contract Documents.

2.2 The Parties hereby mutually agree that, upon the Effective Date:

2.2.1 Notwithstanding anything to the contrary contained herein, the following sections of the Supply Agreement shall survive the termination of the Supply Agreement: Sections 5.3, 10.4, 10.5, 10.6, 12.3.5, 14.1, 14.2.2, 14.2.3, 14.3.2 (except any sublicenses to the Baxter License granted by Cadence to Third Parties other than the licensors of the Cadence Licensed Intellectual Property, and only to the extent used in connection with the manufacture of the Product), 14.4, 20.4, 20.6, and Sections 12.3.1, 12.3.2, 12.3.3, and 12.3.4 (only for purposes of indemnity claims made pursuant to Article 15), in addition to Articles 13.0, 15.0, 18.0, 21.0, 22.0 and 23.0, together with any definitions used therein or in this Termination Agreement, which shall survive such termination;

CONFIDENTIAL

2.2.2 The Confidential Disclosure Agreement shall remain in full force and effect; and

2.2.3 Notwithstanding anything to the contrary contained herein, the following sections of the Quality Agreement shall survive the termination of the Quality Agreement: Sections 6.4, 7.2.2, 7.2.3, 7.5, 7.7, 7.8, 7.9 and 8.1.

3.0 RELEASES

3.1 Except as set forth in Section 3.3 of this Termination Agreement, each Party does for itself and its Affiliates, heirs, successors, assigns, and personal representatives hereby release, acquit and forever discharge the other Party and such other Party’s Affiliates, predecessors, successors, heirs, assigns, agents, employees, officers, directors and attorneys of and from any and all claims, actions or causes of action, demands, damages (both actual and punitive) costs, judgments, expenses, liabilities, attorneys’ fees and legal costs, injunctive or declaratory relief, whether known or unknown, whether in law or in equity, whether in tort or contract, of any kind or character including without limitation claims to recover damages for breach of contract, negligence, fraud, unfair trade practices, or any cause of action whatsoever, which they now have, or might otherwise have, against the persons or entities released herein, arising from any known or unknown act or omission, whether undertaken prior to or after the Effective Date in connection with the Contract Documents, relating to any claim that was brought, could have been brought, or may be brought by any Party arising from the Contract Documents.

3.2 This Termination Agreement shall not be construed to be an admission of liability or wrongdoing by any Party. The Parties further agree that neither this Termination Agreement, nor the terms hereof or negotiations relating thereto, shall be offered in evidence in any proceeding for any purpose whatsoever, except to enforce the terms hereof or in any proceeding in which the terms of this Termination Agreement are applicable. Each Party agrees that this Termination Agreement shall remain confidential and shall not be disclosed by it to any Third Party for any reason at any time; provided, however, that, subject to Article 13 of the Supply Agreement, (i) each Party may disclose, in confidence and on a need-to-know basis, this Termination Agreement to its attorneys, accountants, lenders and potential lenders, directors, officers, employees, consultants, insurers, the licensors of the Cadence Licensed Intellectual Property and, with respect to Cadence, existing or potential acquirors, and (ii) each Party may disclose the terms of this Agreement as required by law or governmental regulation, or by valid legal process.

3.3 Notwithstanding anything in Sections 3.1 and 3.2 of this Termination Agreement to the contrary, the releases set forth in this Article 3 shall not apply with respect to: (a) any breach by either Party of this Termination Agreement, (b) any breach by either Party of Sections 13.0 (Confidentiality) or 14.0 (Intellectual Property) of the Supply Agreement, (c) any breach by Baxter of Section 12.3.5 (Cadence Licensed Intellectual Property) or 20.8 (Baxter Non-Compete Obligation) of the Supply Agreement, (d) any breach by Baxter of Sections 6.4 and 7.5 of the Quality Agreement, or (e) either Party’s right to seek indemnification, or defend against any claim for indemnification, under Section 15.0 (Indemnification) of the Supply Agreement.

CONFIDENTIAL

4.0 TRANSITION MATTERS

4.1 Transition Activities by Baxter.

4.1.1 Baxter represents and warrants that the list of Cadence Owned Equipment and spare parts therefor attached hereto as Exhibit A is an accurate and complete listing of all Cadence Owned Equipment and spare parts therefor Within Baxter’s Control as of the Effective Date, and that it will provide to Cadence within ninety (90) days following the Effective Date: (a) all such spare parts, and (b) accurate and complete copies of all operational manuals, instructions, software, schematics, maintenance records, qualification documentation, work orders and drawings related to the Cadence Owned Equipment. For the avoidance of doubt, the term, “Within Baxter’s Control,” as used in this Termination Agreement, is intended by the Parties to include, as applicable, all Product, Product test, stability and retention samples, API, Materials, Cadence Owned Equipment and spare parts, warranties, guarantees, maintenance or service agreements related thereto, whether held by Baxter or its Affiliates, or by any contractor, agent or employee of Baxter.

4.1.2 Within thirty (30) days following the Effective Date, Baxter shall provide Cadence with (a) a complete list of the manufacturer’s name, location and part numbers for all Materials, and (b) all warranties, guarantees, maintenance or service agreements related to the Cadence Owned Equipment that are Within Baxter’s Control as of such date. Cadence shall develop its own specifications for the Materials, but may use as a basis for such specifications those specifications listed on Exhibit D.

4.1.3 Baxter represents that, to the best of its knowledge following due inquiry, Exhibit B represents an accurate and complete listing of (a) all Reports (including API/Formulation Specifications and Baxter Development Deliverables), Original Product Data, and all other documentation owned by Cadence and required to be produced and maintained by Baxter under Section 14.2.1 the Supply Agreement, and (b) all documents and information required to be provided to Cadence under Sections 5.9.1, 6.5.1, 6.6.1, 7.1.1,7.2, and 7.3.1(3) of the Quality Agreement), (collectively, the “Cadence Documentation”). Within ninety (90) days following the Effective Date, Baxter shall provide Cadence with complete copies, on electronic media, of all Cadence Documentation.

4.1.4 Within thirty (30) days following the Effective Date, Baxter shall, at no cost to Cadence, provide a final stability report for Product batch number [***]***.

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CONFIDENTIAL

4.1.5 Baxter shall, at no cost to Cadence: (a) destroy all Product Within Baxter’s Control within ninety (90) days following the Effective Date, (b) destroy all retain, stability and all other test samples of the Product, API and all other Materials Within Baxter’s Control within thirty (30) days following the completion of the applicable retention period for such test samples, Product, API and other Materials as set forth under the Quality Agreement. Promptly following such destruction, Baxter shall provide Cadence with a certificate, signed by a duly authorized representative of Baxter, listing the items destroyed, attesting to the destruction of such retain samples, API and Materials, and stating that no additional Product, Product test, stability or retention samples, API or Materials, exist Within Baxter’s Control.

4.1.6 While the Product, Product test, stability or retention samples, API and other Materials are Within Baxter’s Control after the Effective Date, Baxter shall be responsible for complying with all applicable statutory and regulatory requirements of all Regulating Groups in the Territory, and environmental and health and safety laws of the Territory.

4.2 Transition Activities by Cadence.

Within one hundred eighty (180) days following the Effective Date, Cadence shall, at no cost to Baxter, remove all Cadence Owned Equipment listed in Exhibit A attached hereto, from the Facility in accordance with Sections 20.4 and 20.6 of the Supply Agreement. In connection therewith, Baxter shall reasonably cooperate with, and provide full access to Cadence and its contractors engaged in such removal activities, and shall not unreasonably impede or delay any such activities. The Parties will cooperate to ensure that all such removal activities shall be conducted in a manner that is not unreasonably disruptive to Baxter, and does not impose unreasonable burdens on Cadence, Cadence’s contractors, Baxter or Baxter’s operations at the Facility. Baxter shall provide Cadence with a written estimate of any fees, costs or expenses that Baxter anticipates it will incur in connection with Cadence’s removal of the Cadence Owned Equipment, and will obtain prior written approval from Cadence prior to incurring any such fees, costs or expenses. Cadence shall reimburse Baxter for all such fees, costs or expenses within thirty (30) days of receipt of any invoice for such pre-approved fees, costs or expenses from Baxter. Additionally, in the event that Cadence or its contractors damage the Facility in the course of removing the Cadence Owned Equipment, Cadence will ensure that such damage is repaired to Baxter’s reasonable satisfaction.

4.3 For the avoidance of doubt, and notwithstanding any provisions of the Supply Agreement or the Quality Agreement to the contrary, under no circumstances shall either Party have any obligations to the other Party under Sections 6.2 (Supply and Purchase Obligations), 6.4 (Purchase Orders; Firm Purchase Orders); 7.0 (Manufacturing Fee); 20.1 (Payments) or 20.3 (Disposal of API or Product), nor shall Cadence have any obligation to Baxter under Sections 20.2 (Non-cancelable Costs and Expenses), or 20.5 (Restoration Costs of the Facility) of the Supply Agreement.

CONFIDENTIAL

4.4 [***]***

4.5 Each Party shall reasonably cooperate with the other Party for purpose of supporting the closure or resolution of 483 observations issued by the FDA that relate to the Product and the Parties’ activities under the Contract Documents; provided, however, that the provisions of Section 5.3 of the Supply Agreement shall continue to apply to all such activities and Communications.

5.0 GENERAL CONDITIONS

5.1 Statement Regarding Termination Agreement. A mutually agreeable statement regarding the Termination Agreement is attached hereto as Exhibit C, and each Party hereby consents to the use of such statement by the other Party in a press release or other public filing made in connection with activities under the Contract Documents and the execution of this Termination Agreement.

5.2 Non-Disparagement. Each Party agrees that it, unless required to do so by legal process, shall not make any Disparaging Statement, either directly or indirectly, whether orally or in writing, to any Third Party regarding the other Party’s products, services, operations or employees. As used in this paragraph, the term, “Disparaging Statement,” refers to any communication that, if publicized to a Third Party, would cause or tend to cause the recipient of the communication to question the business condition, integrity, competence or product quality of the Party to whom the communication relates.

5.3 Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party that (a) such Party has the authority and right to enter into and perform this Termination Agreement, (b) this Termination Agreement is a legal and valid obligation binding up on such Party and is enforceable in accordance with its terms, subject to applicable limitations on such enforcement based on bankruptcy laws and other debtors’ rights, and (c) such Party’s execution, delivery and performance of this Termination Agreement will not conflict in any material fashion with the terms of any other agreement or instrument to which it is or becomes a party or by which it is or becomes bound.

5.4 Injunctive Relief. Either Party may seek immediate injunctive or other interim equitable relief as necessary to enforce the terms of this Termination Agreement, provided that such relief is sought exclusively from a court as provided in Section 5.4 hereof.

5.5 Jurisdiction. This Termination Agreement will be deemed to have been entered into in the State of New York and its interpretation and construction and the remedies for its enforcement or breach are to be applied pursuant to and in accordance with the laws of the State of New York without regard to the United Nations Convention on Contracts for the International Sale of Goods and without giving effect to any choice of laws rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York, to the rights and duties of the Parties.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

5.6 Counterparts. This Termination Agreement may be executed in counterparts, each of which shall be deemed an original, but such counterparts, when taken together, shall constitute one agreement.

5.7 Binding Effect. This Termination Agreement shall inure to the benefit of, and shall be binding upon, the Parties hereto and their respective legal representatives, successors and assigns.

5.8 Further Assurances. Each of Cadence and Baxter hereby agree to execute such further documents or instruments as may be necessary or appropriate to carry out the intention of this Termination Agreement.

5.9 Severability. In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affect the substantive rights of the Parties. The Parties agree to replace any invalid provision or parts thereof by new provision(s) which closely approximate the economic and proprietary results intended by the Parties.

5.10 Voluntary Agreement; Review with Counsel. The Parties have read this Termination Agreement and reviewed same with its legal counsel, on the advice of such counsel, they have freely and voluntarily entered into this Termination Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement is to be construed against the drafting Party will not apply.

5.11 Notices. All notices or other communications which are required or permitted under this Termination Agreement will be in writing and deemed delivered at the time they are personally delivered, or on the business day next following the date of confirmed transmission when sent by facsimile, or two (2) business days after being sent by a nationally recognized overnight courier, and addressed as follows:

If to Baxter:

Baxter Healthcare Corporation

BioPharma Solutions

One Baxter Parkway

Deerfield, Illinois 60015

Attention: General Manager

CONFIDENTIAL

Fax No.: [***]***

With a copy to:

Baxter Healthcare Corporation

One Baxter Parkway

Deerfield, Illinois 60015

Attention: General Counsel

Fax No.: [***]

If to Cadence:

Cadence Pharmaceuticals, Inc.

12481 High Bluff Drive, Suite 200

San Diego, CA 92130

Attention: Chief Commercial Officer

Fax No: [***]

With a copy to:

Cadence Pharmaceuticals, Inc.

12481 High Bluff Drive, Suite 200

San Diego, CA 92130

Attention: General Counsel

Fax No: [***]

5.12 Entire Agreement. Except as expressly set forth herein, this Termination Agreement sets forth the entire agreement between the Parties, and fully supersedes any and all prior written or oral negotiations, commitments and writings between the Parties pertaining to the subject matter hereof. No promises, representations, understandings, warranties and agreements have been made by any of the Parties hereto except as referred to herein; and all inducements to the making of this Termination Agreement relied upon by either Party hereto have been expressed herein. No change or modification of this Termination Agreement shall be valid unless the same is in writing and signed by the Parties.

5.13 Counterparts. This Termination Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have executed this Termination Agreement by their duly authorized representatives as of the date first set forth above.

CADENCE PHARMACEUTICALS, INC.		BAXTER HEALTHCARE CORPORATION

By:	/s/ Theodore R. Schroeder	By:	/s/ Robert Felicelli
Name:	Theodore R. Schroeder	Name:	Robert Felicelli
Title:	President and Chief Executive Officer	Title:	GFN, BPS
Date:	March 5, 2013	Date:	March 5, 2013

CONFIDENTIAL

EXHIBIT A

Cadence Owned Equipment

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EXHIBIT B - Cadence Documentation

[***]*** 22 PAGES REDACTED

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

EXHIBIT C

Statement Regarding Termination Agreement

On March 5, 2013, Cadence Pharmaceuticals, Inc., and Baxter Healthcare Corporation, mutually agreed to terminate the Amended and Restated Development and Supply Agreement for OFIRMEV, which was effective as of January 2011. Under the termination agreement, Cadence is required to remove its manufacturing equipment from Baxter’s facility within 180 days, and reimburse Baxter for anticipated costs or expenses related to such removal. Cadence is not required to reimburse Baxter for any remaining materials purchased by Baxter in connection with its manufacture of OFIRMEV, or restore Baxter’s manufacturing facility to its condition prior to the installation of OFIRMEV-related improvements. The termination agreement also contains customary mutual releases.

CONFIDENTIAL

EXHIBIT D

Specifications (Section 4.1.2)

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